Exhibit 10.12
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (this agreement, together with all amendments and restatements and all Joinders, the “Agreement”) is made as of September 10, 2008, by each of the signatories hereto and each other Person which may from time to time become a party to this Agreement pursuant to Section 11.17 hereof (each individually, a “Debtor” and, collectively, the “Debtors”) in favor of BANK OF AMERICA, N.A. (“Bank of America”), as Collateral Agent for the Secured Parties (hereinafter defined) (in such capacity, together with its successors in such capacity, the “Collateral Agent”).
BACKGROUND
     Spartech Corporation (the “Borrower”), the Lenders, and Bank of America, as Administrative Agent, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of June 2, 2006 (as it has been and may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”), pursuant to which the Lenders may from time to time hereafter extend credit to the Borrower pursuant to letters of credit and revolving loans, the indebtedness pursuant to such loans may be evidenced by promissory notes payable to the order of each Lender (the “Bank Notes”). The parties to the Credit Agreement are entering into a Third Amendment thereto of even date herewith (the “Credit Agreement Amendment”).
     The Borrower and the institutional investors identified in the Intercreditor Agreement (hereinafter defined) as “Noteholders” (collectively, together with any other holders from time to time of the hereinafter described Senior Notes and their successors and assigns, the “Noteholders”) have entered into (i) a Note Purchase Agreement dated as of September 15, 2004 (as amended, restated, replaced, modified and supplemented from time to time, the “2004 Note Agreement”) among the Borrower and the purchaser’s named therein, in respect of Borrower’s 5.54% Senior Notes due 2016, and (ii) a Note Purchase Agreement dated as of June 5, 2006 (as amended, restated, replaced, modified and supplemented from time to time, the “2006 Note Agreement”, and, together with the 2004 Note Agreement, the “Note Agreements”), among the Borrower and the purchaser’s named therein, in respect of Borrower’s 5.78% Senior Notes due 2011, pursuant to which the Borrower issued and sold to certain Noteholders (a) the Borrower’s 5.54% Senior Notes due September 15, 2016 in the original aggregate principal amount of $150,000,000 (as amended, restated, replaced, modified and supplemented from time to time, including any notes delivered in substitution or exchange therefor, the “2004 Senior Notes”) and (b) the Borrower’s 5.78% Senior Notes due June 5, 2011, in the original aggregate principal amount of $50,000,000 (as amended, restated, replaced, modified and supplemented from time to time, including any notes delivered in substitution or exchange therefor, the “2006 Senior Notes”, the 2004 Senior Notes and the 2006 Senior Notes are collectively referred to herein as the “Senior Notes”). The parties to the 2004 Note Agreement are amending the 2004 Note Agreement by entering into that certain Amended and Restated 2004 Note Purchase Agreement of even date herewith (the “Amendment to 2004 Note Agreement”) and the parties to the 2006 Note Agreement are amending the 2006 Note Agreement by entering into that certain Amended and Restated 2006 Note Purchase Agreement of even date herewith (the “Amendment to 2006

Note Agreement” and, together, with the Amendment to the 2004 Note Agreement, the “Amendments to Note Agreements”).
     The Borrower and Calyon New York Branch (the “Term Loan Lender”) have entered into that certain Term Loan Agreement dated as of February 16, 2005 (as it has been and may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) pursuant to which the Term Loan Lender extended a term loan (the “Term Loan”) which term loan may be evidenced by a note (as may be amended, restated, replaced, modified, supplemented, extended and increased from time to time, the “Term Loan Note”). The parties to the Term Loan Agreement are entering into a Third Amendment thereto of even date herewith (the “Term Loan Agreement Amendment”).
     The Obligations (as hereinafter defined) under the Credit Agreement and the other Bank Loan Documents (as defined in the Intercreditor Agreement), have been absolutely, unconditionally and irrevocably guaranteed by certain Domestic Subsidiaries (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) pursuant to one or more Guaranties (as may be amended, restated, replaced, modified, and supplemented from time to time and including all joinders thereto, collectively, the “Lender Guaranty Agreements”), the obligations of the Borrower under the Note Agreements and the other Senior Note Documents (as defined in the Intercreditor Agreement) have been absolutely, unconditionally and irrevocably guaranteed by certain Domestic Subsidiaries pursuant to one or more Guaranties (as may be amended, restated, replaced, modified, and supplemented from time to time and including all joinders thereto, collectively, the “Noteholder Guaranty Agreement”) and the obligations of the Borrower under the Term Loan Agreement and the other Term Loan Documents (as defined in the Intercreditor Agreement) have been absolutely, unconditionally and irrevocably guaranteed by certain Subsidiary Guarantors pursuant to a Guaranty dated March 7, 2008 (the “Term Loan Guaranty Agreement”).
     The Debtors, Collateral Agent and other Secured Parties are entering into that certain Intercreditor and Collateral Agency Agreement of even date herewith (such Intercreditor and Collateral Agency Agreement, as the same may be amended, restated, supplemented or modified from time to time, being hereinafter referred to as the “Intercreditor Agreement”) which among other things, appoints the Collateral Agent and sets forth certain responsibilities and obligations of the Collateral Agent and establishes among the Secured Parties their respective rights with respect to certain payments that may be received by the Collateral Agent in respect of the Collateral (hereinafter defined).
     To induce Administrative Agent and the Lenders to enter into the Credit Agreement Amendment, to induce the Noteholders to enter into the Amendments to Note Agreements, to induce the Term Loan Lender to enter into the Term Loan Agreement Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Debtor has agreed to pledge and grant a security interest in the Collateral as security for the Senior Secured Obligations. Accordingly, the parties hereto agree as follows:

SECTION 1
DEFINITIONS
     Capitalized terms set forth in the introductory paragraph and recitals above have the respective meanings therein. Terms defined in the UCC shall, unless otherwise provided herein, have the meanings ascribed to them in the UCC both as in effect on the date of this Agreement and as hereafter amended. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by law. If the definition given a term in Article 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the Article 9 definition controls. Notwithstanding any contrary provision of this Agreement, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Agreement, then such term as used herein shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement. Furthermore, as used in this Agreement:
     “Accession” means any “accession”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, including without limitation, a good that is physically united with another good in such a manner that the identity of the original good is not lost.
     “Account Debtor” means any Person who is or who may become obligated to any Debtor under, with respect to or on account of an Account.
     “Accounts” means any “account”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment of a monetary obligation, whether or not earned by performance, (i) for goods or other property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, or (v) arising out of the use of a credit or charge card or information contained on or for use with the card, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of any Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.
     “Administrative Agent” means Bank of America and its successor or assigns as administrative agent for Lenders under the Credit Agreement.
     “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the Voting Equity Interests.
     “Agreement” has the meaning set forth in the introduction hereto.
     “As-Extracted Collateral” means any “as-extracted collateral”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) oil, gas, or other minerals that are subject to a security interest that (i) is created by Debtor before extraction, and (ii) attaches to the minerals as extracted, or (b) Accounts arising out of the sale at the wellhead or minehead of oil, gas, or other minerals in which a Debtor had an interest before extraction.
     “Bank Affiliate” means any Affiliate of any Lender that is a party to any Lender Swap Contract or any Cash Management Document.
     “Cash Management Document” means any agreement between or among the Borrower or any of its Subsidiaries and any Lender or Bank Affiliate related to treasury management, deposit accounts, cash management, collection, custodial services, automated clearinghouse or funds transfer services or arrangements or similar services or arrangements.
     “Chattel Paper” means any “chattel paper”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Collateral” has the meaning set forth in Section 3.1 hereof.
     “Commercial Tort Claim” means any “commercial tort claim”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Commodity Account” means any “commodity account”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, including any account maintained by a Commodity Intermediary in which a Commodity Contract is carried for a Commodity Customer.
     “Commodity Contract” means any commodity futures contract, an option on a commodity futures contract, a commodity option, or any other contract if the contract or option is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities Laws, or (b) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.
     “Commodity Customer” means a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

     “Commodity Intermediary” means (a) a Person that is registered as a futures commission merchant under the federal commodities Laws or (b) a Person that in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities Laws.
     “Contracts” means all contracts, undertakings, or other agreements as the same may be amended from time to time, and (a) all rights of any Debtor to receive moneys due and to become due thereunder or in connection therewith, (b) all rights of any Debtor to damages arising out of or for breach or default in respect thereof and (c) all rights of any Debtor to exercise remedies thereunder.
     “Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Debtor, including each Copyright identified in Schedule 2 hereto.
     “Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
     “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
     “Default” means a “Default” as defined in the Credit Agreement, the Note Agreements or the Term Loan Agreement, as the context requires.
     “Deposit Account” means any “deposit account”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) any and all lockbox accounts, dominion accounts, controlled disbursement accounts and any and all other deposit accounts at any time established pursuant to the terms of the Financing Documents, and (b) any and all deposits (general or special, time or demand, provisional or final), including without limitation certificates of deposit and investment accounts, at any time established or maintained with or held by any of the Secured Parties.
     “Document” means any “document”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.
     “Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.
     “Entitlement Holder” means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8 501(b)(2) or (3) of the UCC, such Person is the Entitlement Holder.

     “Equipment” means any “equipment”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.
     “Equity Interest” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.
     “Equity Rights” means, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.
     “Event of Default” means an “Event of Default” as defined in the Note Agreements, the Term Loan Agreement or the Credit Agreement, as the context requires.
     “Facilities” means (a) the Note Agreements and the Senior Notes, (b) the Credit Agreement and the Bank Notes, (c) the Term Loan Agreement and the Term Loan Note, (d) any Lender Swap Contract, (e) any Cash Management Document, and “Facility” shall mean any of the foregoing.
     “Financial Asset” means any “financial asset”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, that is, or is of a type, dealt in or traded on financial markets or that is recognized in any area in which it is issued or dealt in as a medium for investment, or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a financial asset under Article 8 of the Uniform Commercial Code. As the context requires, “Financial Asset” means either the interest itself or the means by which a Person’s claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security, or a Security Entitlement.
     “Financing Documents” shall mean (a) the Note Agreements, the Senior Notes and the Noteholder Guaranty Agreement, (b) the Credit Agreement, the Bank Notes and the Lender Guaranty Agreements, (c) the Term Loan Agreement, the Term Loan Note and the Term Loan Guaranty Agreement, (d) any Lender Swap Contract, (e) any Cash Management Document, (f) this Agreement and the other Security Documents, and (g) any amendments, restatements, supplements or other modifications in respect of the foregoing.

     “Foreign Subsidiary” means each Subsidiary of the Borrower which is organized under the laws of any jurisdiction other than, and which is conducting the majority of its business outside of, the United States of America or any state thereof.
     “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
     “General Intangibles” means any “general intangibles”, as such term is defined in the UCC now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: all Patents, Trademarks, Copyrights, Intellectual Property, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (a) all contract rights, partnership interests, joint venture interests, securities, investment accounts, and certificates of deposit of any Debtor, (b) all rights of any Debtor to payment under letters of credit and similar agreements, (c) all tax refunds and tax refund claims of any Debtor, all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, all rights and claims of any Debtor under warranties and indemnities, and (d) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.
     “Goods” means any “goods”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all things that are movable when a security interest attaches.
     “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
     “Instruments” means any “instrument”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Intellectual Property” means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in Schedule 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Debtor; (g) all databases and data collections and all rights therein; (h) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded, and all documentation related to any of the foregoing; (i) all domain names and Internet web sites and all rights and documentation related to any of the foregoing; (j) all mask works and registrations therefor, and all other rights corresponding thereto throughout the world; and (k) all causes of action, claims and warranties now or hereafter owned or acquired by the Debtors in respect of any of the items listed above.
     “Inventory” means any “inventory”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any Debtor that (i) are leased by any Debtor as lessor, (ii) are held for sale or lease or to be furnished under any contract of service, or (iii) are furnished under a contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor, (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and (e) all Documents evidencing any of the foregoing.
     “Investment Property” means any “investment property”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) Securities (whether certificated or uncertificated), (b) Security Entitlements, (c) a Securities Accounts, (d) Commodity Contracts, and (e) Commodity Accounts, but shall not include stock in any Foreign Subsidiary in excess of the percentage of such stock specified in the definition of “Pledged Stock”.
     “Issuers” means, collectively, the respective corporations identified beneath the names of the Debtors on Schedule 1 hereto under the caption “Issuers,” together with any corporation created or acquired after the date hereof, the capital stock of which is required to be pledged hereunder pursuant to this Agreement, the Credit Agreement, the Note Agreements or the Term Loan Agreement.
     “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

     “L/C Issuer” means Bank of America, N.A., in its capacity as issuer of letters of credit under the Credit Agreement, or any successor issuer of letters of credit thereunder.
     “Lender Swap Contract” means any Swap Contract between or among the Borrower or any of its Subsidiaries and any Lender or Bank Affiliate (provided the Lender was a party to the Credit Agreement at the time such Swap Contract was entered into).
     “Lenders” means (a) the financial institutions and other lenders named on Schedule 2.01 attached to the Credit Agreement or any supplement to it thereunder, (b) subject to Section 10.6 of the Credit Agreement, their respective successors and assigns, but not a “Participant” (as defined in Section 10.06(d) of the Credit Agreement) who is not otherwise a party to the Credit Agreement and (c) as the context requires, the L/C Issuer.
     “Letter-of-Credit Right” means any “letter-of-credit right”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
     “LLC Interests” means, as to any Debtor (i) all right, title and interest, now existing or hereafter acquired, of such Debtor in any LLC but not any of its obligations from time to time as a member (unless Collateral Agent shall become a member as a result of its exercise of remedies herein) of any LLC; (ii) any and all moneys due and to become due to such Debtor now or in the future by way of a distribution made to such Debtor in its capacity as a member of or an owner of any LLC; (iii) any other property of any LLC to which such Debtor now or in the future may be entitled in its capacity as a member of or an owner of any LLC by way of distribution, return of capital or otherwise; (iv) any other claim in respect of any LLC to which such Debtor now or in the future may be entitled in its capacity as a member of or an owner of any LLC and its property, including any rights under any operating agreement or other agreement governing or pertaining to such interests; (v) the certificates, if any, representing all such rights and interests; (vi) all right of such Debtor under each limited liability company or operating agreement of each LLC; and (vii) to the extent not otherwise included, all Proceeds of any of the foregoing.
     “LLCs” means, collectively, the limited liability companies identified beneath the names of the Debtors on Schedule 1 hereto under the caption “LLCs”, together with any limited liability company created or acquired after the date hereof, the LLC Interests in which are required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.
     “Majority Creditors” shall have the meaning assigned thereto in the Intercreditor Agreement.
     “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) an impairment of the ability of any Debtor to perform its payment or other material obligations under any Financing Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Debtor of any Financing Document to which it is a party.
     “Maximum Rate” means, for each Secured Party, the maximum nonusurious amount and the maximum nonusurious rate of interest which, under applicable Law, that such Secured Party is permitted to contract for, charge, take, reserve, or receive on the Senior Secured Obligations.
     “Motor Vehicles” means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.
     “Partnership Interests” means, as to any Debtor (i) all right, title and interest, now existing or hereafter acquired, of such Debtor in any Partnership but not any of its obligations from time to time as a partner (unless Collateral Agent shall become a partner as a result of its exercise of remedies herein) of any Partnership; (ii) any and all moneys due and to become due to such Debtor now or in the future by way of a distribution made to such Debtor in its capacity as a partner of any Partnership; (iii) any other property of any Partnership to which such Debtor now or in the future may be entitled in its capacity as a partner of any Partnership by way of distribution, return of capital or otherwise; (iv)  any other claim in respect of any Partnership to which such Debtor now or in the future may be entitled in its capacity as a partner of any Partnership and its property, including any rights under any partnership agreement or other document governing or pertaining to such interests; (v) the certificates, if any, representing all such rights and interests; (vi) all rights of such Debtor under each partnership agreement or limited partnership agreement of each Partnership; and (vii) to the extent not otherwise included, all Proceeds of any of the foregoing.
     “Partnerships” means, collectively, the partnerships identified beneath the names of the Debtors on Schedule 1 hereto under the caption “Partnerships”, together with any partnerships created or acquired after the date hereof, the Partnership Interests in which are required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.
     “Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Debtor, including each Patent identified in Schedule 3 hereto.
     “Patents” means all patents and patent applications, including without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.
     “Payment Intangible” means any “payment intangible”, as such term is defined in the UCC and, in any event, shall include, but not be limited to, a General Intangible under which the Account Debtor’s principal obligation is a monetary obligation.

     “Permitted Licenses” means any licenses or sublicenses granted by any Debtor in such Debtor’s Intellectual Property from time to time in the ordinary course of such Debtor’s business activities; provided that, such licenses or sublicenses do not grant the licensee the option to acquire sole title to such Intellectual Property.
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
     “Pledged Interests” means all LLC Interests and Partnership Interests now or hereafter owned by any Debtor and any limited liability company interest, partnership interest or other ownership or equity securities or certificate (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for LLC Interests or Partnership Interests, or otherwise in respect thereof.
     “Pledged Obligations” means all of each Debtor’s right, title and interest, if any, in and to any and all obligations owed to such Debtor by any Person, whether now existing or hereafter incurred, and in and to all collateral granted to such Debtor or for the benefit of such Debtor as collateral security for such obligations.
     “Pledged Shares” means the Pledged Interests and the Pledged Stock, collectively.
     “Pledged Stock” means the shares of common stock of the Issuers represented by the certificates identified in Schedule 1 hereto under the name of such Debtor and each other corporation hereafter acquired or formed by any Debtor and all other shares of capital stock of whatever class of the Issuers now or hereafter owned by such Debtor and all Equity Rights of any such Issuer owned by any Debtor, in each case together with the certificates evidencing the same, subject, in the case of any Foreign Subsidiary, to the limitation that shares of capital stock of any such Issuer which represent in excess of 65% of the combined voting power of all classes of capital stock of such Issuer shall not be pledged; provided, however, that if following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder which would permit a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote without causing the undistributed earnings of such Foreign Subsidiary as determined for Federal income taxes to be treated as a deemed dividend to the Debtors for Federal income tax purposes, then the 65% limitation set forth above shall no longer be applicable and the Debtors shall duly pledge and deliver to Collateral Agent such of the capital stock not theretofore required to be pledged under this Agreement.
     “Proceeds” means any “proceeds”, as such term is defined in the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Tribunal (or any Person acting under color of a Tribunal), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
     “Rights” means rights, remedies, powers, privileges, and benefits.
     “Senior Secured Obligations” shall have the meaning assigned thereto in the Intercreditor Agreement.
     “Secured Party” means each of, and “Secured Parties” means all of, (i) the Collateral Agent, (ii) the Administrative Agent, (iii) the Lenders, (iv) any Affiliate of a Lender that is a party to a Swap Contract with the Borrower or any Subsidiary, provided such Lender was a party to the Credit Agreement at the time such Swap Contract was entered into, (v) the Noteholders, (vi) the Term Loan Lender and (vii) each financial institution or other entity that hereafter becomes a “Secured Party” for purposes of the Intercreditor Agreement in accordance with Article V thereof.
     “Securities Account” means all accounts to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Securities Entitlements” means each Debtor’s right, title and interest, if any, in and to the rights and property interests as and of an Entitlement Holder with respect to a Financial Asset.
     “Securities Intermediary” means (a) a clearing corporation, or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.
     “Security” means each Debtor’s right, title and interest, if any, in and to any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations, and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.
     “Security Documents” means, collectively, any security agreement, including without limitation, this Agreement, any pledge agreement, any assignment, any mortgage or deed of trust, or other agreement or document, together with all related financing statements and stock powers, executed and delivered in connection with the Credit Agreement or other Financing Documents in favor of the Collateral Agent, as amended, modified, supplemented or restated.
     “Software” means any “software”, as such term is defined in the UCC and, in any event, shall include, but not be limited to, a computer program (including both source and object code)

and any supporting information provided in connection with a transaction relating to the program.
     “Stock and Interests Collateral” means, collectively, the Collateral described in clauses (w) through (aa) of Section 3.1 hereof and the Proceeds of any such property and, to the extent related to any such property or such Proceeds, all books, correspondence, credit files, records, invoices and other papers.
     “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Voting Equity Interests (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
     “Supporting Obligations” means any “supporting obligations”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Debtor, including each Trademark identified in Schedule 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.
     “Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.
     “Tribunal” means any (a) Governmental Authority, (b) private arbitration board or panel, or (c) central bank.
     “UCC” means the Uniform Commercial Code as in effect in the State of Texas.
     “Voting Equity Interests” of any Person means any Equity Interests of any class or classes having ordinary voting power for the election of at least a majority of the members of the board of directors, managing general partners or the equivalent governing body of such Person, irrespective of whether, at the time, any Equity Interests of any other class or classes or such entity shall have or might have voting power by reason of the happening of any contingency.
     “Voting Rights” has the meaning set forth in Section 8.16(a)(ii) hereof.

SECTION 2
DEBTORS REMAIN LIABLE
     Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
SECTION 3
COLLATERAL; REGISTRATION OF PLEDGE;
ACKNOWLEDGMENTS; DELIVERY OF PLEDGED SHARES AND PLEDGED OBLIGATIONS
     3.1 Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Senior Secured Obligations, each Debtor hereby pledges to Collateral Agent, for the ratable benefit of the Secured Parties to the extent provided in the Intercreditor Agreement, and grants to Collateral Agent, for the ratable benefit of the Secured Parties to the extent provided in the Intercreditor Agreement, a security interest in, all of such Debtor’s right, title and interest in the following property, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as “Collateral”):
     (a) all Accessions;
     (b) all Accounts;
     (c) all As-Extracted Collateral;
     (d) all Chattel Paper;
     (e) all Commercial Tort Claims;
     (f) all Commodity Accounts;
     (g) all Commodity Contracts;
     (h) all Deposit Accounts;
     (i) all Financial Assets;

     (j) all General Intangibles;
     (k) all Goods;
     (l) all Instruments;
     (m) all Inventory;
     (n) all Investment Property;
     (o) all Intellectual Property;
     (p) all Equipment;
     (q) all Contracts;
     (r) all Documents;
     (s) all Letter-of-Credit Rights;
     (t) all Payment Intangibles;
     (u) all Software;
     (v) all Supporting Obligations;
     (w) all Pledged Stock;
     (x) all Pledged Obligations;
     (y) all Pledged Interests;
     (z) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;
     (aa) without affecting the obligations of such Debtor under any provision prohibiting such action hereunder or under the Financing Documents, in the event of any consolidation or merger in which an Issuer, LLC or Partnership is not the surviving entity, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company or partnership owned by the Debtors (unless such successor is such Debtor itself) formed by or resulting from such consolidation or merger; all rights, claims and benefits of such Debtor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment; and all other tangible and intangible personal property and fixtures of such Debtor, including without limitation all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3.1, and, to the extent related to any property described in such clauses or such Proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Debtor or any computer bureau or service company from time to time acting for such Debtor.
Furthermore, if the grant, pledge, collateral transfer or assignment of any rights of any Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted nonetheless remains effective to the extent allowed by the UCC or other applicable law but is otherwise limited by that prohibition.
     3.2 Stock Certificates. Each Debtor hereby delivers to Collateral Agent all of the certificates evidencing the Pledged Stock owned by such Debtor which is represented by certificates, endorsed in blank or accompanied with appropriate undated stock powers executed in blank. Each Debtor has caused the Lien of Collateral Agent in and to the Pledged Stock to be registered upon the books of the Issuers of the Pledged Stock. If at any time any Pledged Stock which is not represented by a certificate as of the date of this Agreement shall be represented by one or more certificates, then each Debtor shall promptly deliver the same to Collateral Agent accompanied by stock powers duly executed in blank. All other shares of Pledged Stock and shares, securities or property (other than cash unless required by the terms hereof to be delivered hereunder) required to be pledged by such Debtor under clauses (w) through (aa) above, subsequently acquired by any Debtor and any distribution of capital made on or in respect of the Pledged Interests or any property distributed to any Debtor upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of any LLC or Partnership, or pursuant to the reorganization thereof, shall be pledged to Collateral Agent and if represented by a certificate, certificates representing the same shall be delivered to Collateral Agent contemporaneously with the acquisition thereof, endorsed in blank or accompanied by stock powers duly executed in blank and until such delivery each Debtor shall hold such Pledged Stock, shares, securities, capital or property in trust for the sole benefit of the Secured Parties, segregated from the other property of such Debtor.
     3.3 Financing Statements; Registration; Certificates. Each Debtor hereby authorizes Collateral Agent to prepare and file such financing statements as Collateral Agent shall deem necessary or appropriate in order to perfect and preserve the security interests granted in this Agreement. Each Debtor has caused the Lien of Collateral Agent in and to the LLC Interests and the Partnership Interests to be registered upon the books of the issuers of such LLC Interests and Partnership Interests. If the Collateral at any time includes any uncertificated securities, the Debtors shall cause the issuer of such securities to execute and deliver such documentation as Collateral Agent may require whereby such issuer shall agree to comply with instructions originated by the Collateral Agent without further consent by the registered owner, or shall cause the issuer of such securities to register the Collateral Agent as registered owner of such securities, as Collateral Agent may require. Each issuer of any uncertificated securities included in the Collateral that is a party to this Agreement hereby agrees that it will comply with the instructions originated by Collateral Agent without further consent by the registered owner. If at any time any LLC Interests or Partnership Interests shall be represented by one or more certificates or by any documents that are Instruments, then the appropriate Debtor shall promptly deliver the same to Collateral Agent accompanied by duly executed transfer powers endorsed in blank respecting such certificates or documents.
     3.4 Instruments. Each Debtor shall, upon the request of Collateral Agent, deliver and pledge to Collateral Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as Collateral Agent may request; provided, however, that so long as no Default shall have occurred and be continuing, such Debtor may retain for collection in the ordinary course any Instruments received by such Debtor in the ordinary course of business and Collateral Agent shall, promptly upon request of such Debtor, make appropriate arrangements for making any other Instrument pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by Collateral Agent, against trust receipt or like document).
     3.5 Updated Schedules. Each delivery of Pledged Shares after the date hereof shall be accompanied by an updated Schedule 1 hereto, which shall include a description of the Pledged Shares theretofore and then being pledged hereunder, which schedule shall be attached hereto and made apart hereof and shall supersede any prior Schedule 1 hereto.
SECTION 4
SPECIAL PROVISIONS CONCERNING TRADEMARKS
     4.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of the Trademarks listed as being owned by it in Schedule 4 hereto and that, as of the date hereof, the listed Trademarks include all the United States federal and foreign registrations or applications registered in the United States Patent and Trademark Office or the equivalent government agency or office in any applicable foreign jurisdiction which are necessary for such Debtor’s business as currently operated. Each Debtor represents and warrants that it owns or is licensed to use or is not prohibited from using all Trademarks that it uses. Each Debtor further warrants that it is aware of no third party claim (which could result in a Material Adverse Effect) that any aspect of such Debtor’s present or contemplated business operations infringes or will infringe any mark. Each Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 4 hereto and that such registrations are valid, subsisting, have not been canceled and that such Debtor is not aware of any third party claim (which could result in a Material Adverse Effect) that any such registration is invalid or unenforceable.
     4.2 Licenses and Assignments. Other than Permitted Licenses and the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Trademark except those such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries’ business.

     4.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Debtor’s rights in and to any Trademark, or with respect to any party claiming that such Debtor’s use of any Trademark violates any property right of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Trademark to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.
     4.4 Preservation of Trademarks. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor agrees to use its Trademarks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Trademarks as trademarks or service marks registered under the laws of the United States or applicable foreign jurisdictions.
     4.5 Maintenance of Registration. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. §§ 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Trademarks pursuant to 15 U.S.C. §§ 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of Collateral Agent.
     4.6 Future Registered Trademarks. If any Trademark registration is issued hereafter to any Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any equivalent government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration such Debtor shall deliver a copy of such registration, and a grant of security in such Trademark to Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to Collateral Agent.
     4.7 Remedies. If an Event of Default shall occur and be continuing, Collateral Agent may, after ten days’ written notice to each Debtor, take any or all of the following actions: (a) declare the entire right, title and interest of each Debtor in and to each of the Trademarks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in Collateral Agent for the benefit of the Secured Parties to the extent provided in the Intercreditor Agreement, in which case Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 9.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (b) take and use or sell the Trademarks and the goodwill of each Debtor’s businesses symbolized by the Trademarks and the right to carry on the businesses and use the assets of such Debtor in connection with which the Trademarks have been used; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from using the Trademarks in any manner whatsoever, directly or indirectly, and execute such other and further documents that Collateral Agent may request to further confirm this and to transfer ownership of the Trademarks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to Collateral Agent.
SECTION 5
SPECIAL PROVISIONS CONCERNING PATENTS
     5.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed as being owned by it in Schedule 3 hereto and that, as of the date hereof, said Patents include all the patents and applications for patents that such Debtor now owns which are necessary for such Debtor’s business as currently operated. Each Debtor represents and warrants that it owns or is licensed to practice under all Patents that it now uses or practices under. Each Debtor further warrants that it is aware of no third party claim (which could result in a Material Adverse Effect) that any aspect of such Debtor’s present or contemplated business operations infringes or will infringe any patent.
     5.2 Licenses and Assignments. Other than Permitted Licenses and the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Patent except those Patents such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries’ business.
     5.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to furnish Collateral Agent in writing with all pertinent information available to such Debtor with respect to any infringement or other violation of such Debtor’s rights in any Patent, or with respect to any claim that practice of any Patent violates any property rights of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, consistent with good business practice and absent direction of Collateral Agent to the contrary (which direction shall only be given if an Event of Default shall have occurred and be continuing), diligently to prosecute any Person infringing any Patent to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.
     5.4 Maintenance of Patents. At its own expense, each Debtor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. § 41 to maintain in force rights under each Patent to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.
     5.5 Prosecution of Patent Application. At its own expense, each Debtor shall diligently prosecute all applications for Patents listed as being owned by it in Schedule 3 hereto and shall not abandon any such application prior to exhaustion of all reasonable administrative and judicial remedies, to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.
     5.6 Other Patents. Within forty-five (45) days of acquisition of a Patent, or of filing of an application for a Patent, each Debtor shall deliver to Collateral Agent a copy of said Patent or such application, as the case may be, with a grant of security as to such Patent, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to Collateral Agent.
     5.7 Remedies. If an Event of Default shall occur and be continuing, Collateral Agent may after ten days’ written notice to each Debtor, take any or all of the following actions: (a) declare the entire right, title, and interest of each Debtor in each of the Patents vested, in which event such right, title, and interest shall immediately vest in Collateral Agent for the benefit of the Secured Parties to the extent provided in the Intercreditor Agreement, in which case Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 9.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (b) take and practice or sell the Patents; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from practicing the Patents directly or indirectly, and such Debtor shall execute such other and further documents as Collateral Agent may request further to confirm this and to transfer ownership of the Patents to Collateral Agent for the benefit of the Secured Parties.
SECTION 6
SPECIAL PROVISIONS CONCERNING COPYRIGHTS
     6.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of the Copyrights listed as being owned by it in Schedule 2 hereto and that, as of the date hereof, the listed Copyrights include all the United States federal and foreign registrations or applications registered in the appropriate government agency or office in any applicable foreign jurisdiction which are necessary for such Debtor’s business as currently operated. Each Debtor represents and warrants that it owns or is licensed to use or is not prohibited from using all Copyrights that it uses. Each Debtor further warrants that it is aware of no third party claim (which could result in a Material Adverse Effect) that any aspect of such Debtor’s present or contemplated business operations infringes or will infringe any copyright. Each Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 2 hereto and that such registrations are valid, subsisting, have not been canceled and that such Debtor is not aware of any third party claim (which could result in a Material Adverse Effect) that any such registration is invalid or unenforceable.
     6.2 Licenses and Assignments. Other than Permitted Licenses and the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Copyright except those such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries’ business.

     6.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Debtor’s rights in and to any Copyright, or with respect to any party claiming that such Debtor’s use of any Copyright violates any property right of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Copyright to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.
     6.4 Preservation of Copyrights. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor agrees to use its Copyrights in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Copyrights as copyrights registered under the laws of the United States or applicable foreign jurisdictions.
     6.5 Maintenance of Registration. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor shall, at its own expense, diligently process all documents required to maintain copyright registration, including but not limited to affidavits of use and applications for renewals of registration, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of Collateral Agent.
     6.6 Future Registered Copyrights. If any Copyright registration is issued hereafter to any Debtor as a result of any application now or hereafter pending before the appropriate government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration such Debtor shall deliver a copy of such registration, and a grant of security in such Copyright to Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to Collateral Agent.
     6.7 Remedies. If an Event of Default shall occur and be continuing, Collateral Agent may, after ten days’ written notice to each Debtor, take any or all of the following actions: (a) declare the entire right, title and interest of each Debtor in and to each of the Copyrights and the goodwill of the business associated therewith, together with all copyright rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in Collateral Agent for the benefit of the Secured Parties to the extent provided in the Intercreditor Agreement, in which case Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 9.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (b) take and use or sell the Copyrights and the goodwill of each Debtor’s businesses symbolized by the Copyrights and the right to carry on the businesses and use the assets of such Debtor in connection with which the Copyrights have been used; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from using the Copyrights in any manner whatsoever, directly or indirectly, and execute such other and further documents that Collateral Agent may request to further confirm this and to transfer ownership of the Copyrights and registrations and any pending copyright application in the appropriate government agency or office in any foreign jurisdiction to Collateral Agent.
SECTION 7
REPRESENTATIONS AND WARRANTIES
     Each Debtor represents and warrants to Collateral Agent that:
     7.1 Organization; Powers. Each Debtor is duly organized, validly existing, and in good standing under the laws of the state of its organization. Each Debtor has the power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by each Debtor have been authorized by all necessary action on the part of such Debtor.
     7.2 Collateral. Each Debtor is the sole beneficial owner of the Collateral (and, with respect to the Pledged Shares, sole record owner thereof) in which such Debtor purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of Collateral Agent for the benefit of the Secured Parties to the extent provided in the Intercreditor Agreement created or provided for herein and except for Permitted Liens (as defined in the Credit Agreement and used herein), which pledge and security interest shall constitute a first priority perfected pledge and security interest in and to all of such Collateral (other than Permitted Liens); and, subject to Section 3 and Section 8.16 hereof, will cause any and all Pledged Shares, to the extent certificated, whether for value paid by any Debtor or otherwise, to be forthwith deposited with Collateral Agent and pledged or assigned hereunder.
     7.3 Pledged Stock. The Pledged Stock represented by the certificates identified under the name of each Debtor in Schedule 1 hereto is, and all other Pledged Stock in which such Debtor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective issuer of such Pledged stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement, the Note Agreements or the Term Loan Agreement, or as permitted by the Credit Agreement, the Note Agreements and the Term Loan Agreement).
     7.4 Ownership of Pledged Stock. The Pledged Stock represented by the certificates identified under the name of each Debtor in Schedule 1 hereto constitutes (a) with respect to each Subsidiary other than a Foreign Subsidiary, all of the issued and outstanding shares of capital stock of any class of such issuers beneficially owned by such Debtor, and (b) with respect to each Foreign Subsidiary, all of the issued and outstanding shares of capital stock of any class of such Issuers beneficially owned by such Debtor which (subject to the definition of “Pledged Stock” in Section 1 hereof) in the aggregate do not represent more than 66% of the total combined voting power of all classes of capital stock of any such issuer (in each case, whether or not registered in the name of such Debtor) and said Schedule 1 correctly identifies, as at the date hereof, or, with respect to any Issuer created or acquired after the date hereof, as of the date of pledge hereunder, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.
     7.5 Intellectual Property Agreements. Schedule 5 hereto sets forth a complete and correct list of all material licenses and other user agreements, other than Permitted Licenses, included in the Intellectual Property on the date hereof. Notwithstanding anything contained herein to the contrary, each Debtor hereby represents and warrants that (a) except for Permitted Licenses granted by such Debtor in its Intellectual Property from time to time during the ordinary course of its business activities, such Debtor has not made any specific grants of licenses or sublicenses in any individual Copyright, Patent, or Trademark identified in Schedule 2, Schedule 3 and Schedule 4 hereto, and (b) no licensee or sublicensee has obtained an option to acquire sole title to any Debtor’s Intellectual Property.
     7.6 Intellectual Property Proceedings. To each Debtor’s knowledge, on and as of the date hereof: (a) there is no violation that could constitute a Material Adverse Effect by others of any right of such Debtor with respect to any Copyright, Patent or Trademark listed in Schedules 2, 3 and 4 hereto, respectively, under the name of such Debtor and (b) such Debtor is not infringing in any respect that could constitute a Material Adverse Effect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against such Debtor or, to such Debtor’s knowledge, threatened, and no claim against such Debtor has been received by such Debtor, alleging any such violation.
     7.7 Fair Labor Standards. To the best of each Debtor’s knowledge, any goods now or hereafter produced by such Debtor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act of 1938, as amended.
     7.8 Pledged Interests. The LLC Interests of each Debtor identified under the name of such Debtor on Schedule 1 hereto pledged hereunder, and in respect of which a security interest has been granted hereunder, constitute all of the issued and outstanding LLC Interests, limited liability company interests or other ownership or equity interests in any LLC owned by the Debtors; the Partnership Interests of each Debtor identified under the name of such Debtor on Schedule 1 hereto pledged hereunder, and in respect of which a security interest has been granted hereunder, constitute all of the issued and outstanding Partnership Interests or other ownership or equity interests in any Partnership owned by the Debtors; and none of the Pledged Interests is or will be subject to any contractual restriction, or any restriction under the organizational or other organic documents of the respective issuer of such Pledged Interests upon the transfer of such Pledged Interests (except for any such restriction contained herein or in the Credit Agreement, the Note Agreements or the Term Loan Agreement, or as permitted by the Credit Agreement, the Note Agreements, and the Term Loan Agreement). The Pledged Interests have been duly authorized and validly issued, and all payments required to be made by any holder of such Pledged Interests in respect of such interests have been made. The LLC Interests in each LLC and the Partnership Interests in each Partnership are not represented by certificates, and the terms of such LLC Interests and Partnership Interests do not provide that any such LLC Interest or

Partnership Interest is a security governed by Article 8 of the Uniform Commercial Code as in effect in any state.
     7.9 Inventory, Equipment, Pledged Obligations. All Inventory and Equipment of each Debtor are located at the locations specified on Schedule 6 hereto or, upon thirty (30) days’ prior written notice to Collateral Agent, at other locations within the continental United States of America in the ordinary course of each Debtor’s business so long as all actions have been taken to assure the continued perfection and priority of Collateral Agent’s security interest therein. Each Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and other Pledged Obligations of each Debtor have been, or upon request of the Collateral Agent, will be, endorsed and delivered to Collateral Agent.
     7.10 Not Margin Stock. None of the Pledged Stock constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.
     7.11 No Liens. No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or part of the Collateral is on file or of record in any public office, except such as may have been or will be filed in favor of Collateral Agent pursuant to this Agreement and except as permitted by the terms of the Credit Agreement, the Note Agreements and the Term Loan Agreement.
     7.12 Perfection. Upon filing of the financing statements in the offices referred to on Schedule 7 hereto and upon Collateral Agent’s taking possession of all Collateral with respect to which possession is required for perfection, the security interest created by this Agreement in all Collateral will constitute a valid, perfected first priority security interest in such Collateral (except for Permitted Liens) to the extent provided in the UCC, enforceable in accordance with its terms against all creditors of Debtors, or any of them, and any Persons purporting to purchase any such Collateral from any Debtor to the extent provided for by the UCC; provided that with regard to security interests in certain Collateral to be perfected upon Collateral Agent’s request as set forth herein, such security interests are perfected only to the extent that Collateral Agent has so requested.
     7.13 Principal Place of Business; State of Registration; Debtors’ Names. The principal place of business and chief executive office of each Debtor, and the office where such Debtor keeps its books and records, is located at the address listed on Schedule 8 hereto. Each Debtor’s state of incorporation, organization or formation is such state as shown on the signature pages of this Agreement. Each Debtor’s exact name is as set forth for such Debtor on the signature pages of this Agreement.
     7.14 Governmental Approvals. Except as set forth on Schedule 14, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Tribunal is required (a) for the pledge by any Debtor of the Collateral pledged by it hereunder, for the grant by any Debtor of the security interest granted hereby, or for the execution, delivery, or performance of this Agreement by any Debtor, (b) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the first priority nature of such pledge, assignment, and security interest) or (c) for the enforcement of remedies by Collateral Agent.
     7.15 No Restrictions. There are no restrictions upon the Voting Rights associated with, or upon the transfer of, any of the Pledged Shares. The Pledged Shares are not subject to any put, call, option or other right in favor of any other Person whatsoever.
     7.16 Voting Agreements. There are no voting trusts or other agreements or understandings to which any Debtor is a party or by which it may be bound with respect to voting, managerial consent, election or other rights of any Debtor relating to the Pledged Shares.
     7.17 Pledged Interests; Legal Matters. No Debtor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which any Debtor is a party relating to its LLC Interests or Partnership Interests, and no Debtor is in violation of any other material provisions of any such agreement to which such Debtor is a party, or otherwise in default or violation thereunder. No LLC Interest or Partnership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against any Debtor by any Person with respect thereto and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the operating agreements, partnership agreements and certificates, if any, delivered to Collateral Agent) which evidence any LLC Interest or Partnership Interest of any Debtor.
     7.18 Accounts. Unless a Debtor has given Collateral Agent written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be deemed to have represented and warranted to Collateral Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor’s knowledge, no Account is subject to any offset, counterclaim, or other defense.
     7.19 Trade Names. Except as set forth on Schedule 9 hereto, no Debtor has within the past five years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.
     7.20 Deposit Accounts. Schedule 10 is a complete and correct list of all Deposit Accounts (other than local plant Deposit Accounts which shall not have cash balances exceeding $10,000 per Deposit Account) maintained by or in which any Debtor has any interest and correctly describes the bank in which such account is maintained (including the specific branch), the street address (including the specific branch) and ABA number of such bank, the account number, and account type.
     7.21 Commodity Accounts. Schedule 11 is a complete and correct list of all Commodity Accounts in which any Debtor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the Commodity Intermediary maintaining the account.
     7.22 Securities Accounts. Schedule 12 is a complete and correct list of all Securities Accounts in which any Debtor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the Securities Intermediary maintaining the account.
     7.23 Letters of Credit. Schedule 13 is a complete and correct list of all Letters of Credit in which any Debtor has any interest (other than solely as an applicant) and correctly describes the bank which issued the Letter of Credit, and the Letter of Credit’s number, issue date, expiry, and face amount.
     7.24 Organizational Identification Numbers. The Borrower’s true and correct organizational identification number is set forth with its name on the signature pages hereto and Schedule 15 is a complete and correct list of all other Debtors’ organizational identification numbers.
SECTION 8
COVENANTS
     The Debtors jointly and severally covenant and agree with Collateral Agent and all other Secured Parties that until the Senior Secured Obligations are indefeasibly paid and performed in full and all commitments and other obligations of the Secured Parties to the Borrower and all Letters of Credit (as defined in the Credit Agreement) have expired or terminated:
     8.1 Maintenance. Each Debtor shall maintain the Collateral in good operating condition and repair in a manner consistent with current practices, and no Debtor shall permit any waste or destruction of the Collateral or any part thereof except for the ordinary wear and tear of its intended primary use. No Debtor shall use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance, if such use could cause a Material Adverse Effect. No Debtor shall use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.
     8.2 Encumbrances. No Debtor shall create, permit, or suffer to exist, and each Debtor shall defend the Collateral against, any Lien on the Collateral except Liens expressly permitted by the Financing Documents and shall defend such Debtor’s rights in the Collateral and Collateral Agent’s security interest in the Collateral against the claims of all Persons.
     8.3 Modification of Collateral. No Debtor shall do anything to impair the rights of Collateral Agent in the Collateral. Without the prior written consent of Collateral Agent, no Debtor shall, otherwise in a manner consistent with its current practices, (a) grant any extension of time for any payment with respect to the Collateral, other than trade extensions granted in the ordinary course of business, (b) compromise, compound, or settle any of the Collateral, (c) release in whole or in part any Person liable for payment with respect to the Collateral, (d) allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business and other adjustments, such as bad debt expense, made in the ordinary course of business, (e) release any Lien securing the Collateral, or (f) otherwise amend or modify any of the Collateral in any material manner.
     8.4 Disposition of Collateral. No Debtor shall sell, lease, assign, transfer or otherwise dispose of any Collateral outside of its ordinary course of business, except as expressly permitted by the Credit Agreement, the Note Agreements and the Term Loan Agreement.
     8.5 Further Assurances. At any time and from time to time, upon the request of Collateral Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Collateral Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Collateral Agent may require. Each Debtor authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Each Debtor shall promptly endorse and deliver to Collateral Agent all Documents and Instruments that it now owns or may hereafter acquire. In the event that Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement upon the occurrence and during the continuance of an Event of Default, and Collateral Agent determines it necessary to obtain any approvals or consents of any Tribunal or any other Person therefor, then, upon the request of Collateral Agent, each Debtor agrees to use its best efforts to assist and aid Collateral Agent to obtain as soon as practicable any necessary approvals for the exercise of any such remedies, rights and powers. Without in any way limiting the foregoing, each Debtor will (i) upon any request of Collateral Agent, take any and all actions as Collateral Agent shall deem necessary or appropriate to cause Collateral Agent to have control of each Letter-of-Credit Right of such Debtor; and (ii) upon any request by Collateral Agent, take any and all actions as Collateral Agent shall deem necessary or appropriate to cause and maintain validity and perfection of Collateral Agent’s security interest in any Commercial Tort Claims of such Debtor, including without limitation providing an accurate description thereof sufficient for such purpose and executing and delivering a security agreement or an amendment to this Agreement to describe and identify such Commercial Tort Claim and any and all other documents, instruments and agreements as Collateral Agent may request, and each Debtor authorizes Collateral Agent to file any Uniform Commercial Code financing statements or amendments containing descriptions of any and all Commercial Tort Claims of such Debtor as Collateral Agent may deem necessary or appropriate.
     8.6 Risk of Loss; Insurance. The Debtors shall be responsible for any loss of or damage to the Collateral. Each Debtor shall maintain, with financially sound and reputable companies, insurance policies (a) insuring the Collateral against loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (b) insuring such Debtor and Collateral Agent against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, but at least in the amounts specified in the Credit Agreement, the Note Agreements and the Term Loan Agreement with losses payable to such Debtor and Collateral Agent. All insurance with respect to the Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless Collateral Agent has received thirty (30) days prior written notice thereof. Each Debtor shall furnish Collateral Agent with certificates or other evidence satisfactory to Collateral Agent of compliance with the foregoing insurance provisions. Each Debtor shall deliver to Collateral Agent upon demand copies of all insurance policies covering the Collateral or any part thereof.
     8.7 Inspection Rights. Each Debtor shall permit Collateral Agent and each Secured Party and their representatives to examine or inspect the Collateral wherever located and to examine, inspect, and copy such Debtor’s books and records at any reasonable time and as often as they may desire. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor’s Accounts. Each Debtor agrees to render to Collateral Agent, at such Debtor’s cost and expense, such clerical and other assistance as may be reasonably requested by Collateral Agent with regard thereto.
     8.8 Landlord’s Waivers or Subordinations. With respect to all locations of Equipment and Inventory, each Debtor shall, if requested by Collateral Agent, cause each landlord of real property leased by such Debtor to execute and deliver instruments satisfactory in form and substance to Collateral Agent by which such landlord waives or subordinates its rights, if any, in the Collateral.
     8.9 Notification. Each Debtor shall promptly notify Collateral Agent of (a) any Lien (other than a Permitted Lien) or material claim made or threatened against the Collateral, (b) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral, (c) the occurrence or existence of a Default, and (d) any options of licensees or sublicensees to acquire sole title to any Debtor’s Intellectual Property obtained by such licensee or sublicensees as a result of the existence of a license or sublicense.
     8.10 Corporate Changes. Except as permitted under the Financing Documents, no Debtor shall change its address, location, name, identity, jurisdiction of incorporation, organization or formation, or organizational structure unless such Debtor shall have given Collateral Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Collateral Agent to have caused the security interest created herein to be at all times fully perfected and in full force and effect with the priority required by this Agreement. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Collateral Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by Collateral Agent to cause its security interest in the Collateral to be fully perfected and in full force and effect with the priority required by this Agreement.
     8.11 Books and Records; Information. Each Debtor shall keep accurate and complete books and records of the Collateral and such Debtor’s business and financial condition in accordance with GAAP (subject to year-end adjustments and disclosures). Each Debtor shall from time to time at the request of Collateral Agent deliver to Collateral Agent such information regarding the Collateral and such Debtor as Collateral Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Each Debtor shall mark its books and records to reflect the security interest of Collateral Agent under this Agreement.
     8.12 Location of Collateral. No Debtor shall move any of its Equipment or Inventory from the locations specified herein to locations not specified herein without the prior written notice to Collateral Agent, except in the ordinary course of business so long as all actions have been taken to assure the continued perfection and priority of Collateral Agent’s security interest therein.
     8.13 Warehouse Receipts Non-Negotiable. Each Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).
     8.14 Collection of Accounts. Except as otherwise provided in this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and after the occurrence and during the continuance of an Event of Default, at Collateral Agent’s direction, shall take) such actions as the Debtors or Collateral Agent may deem necessary or advisable to enforce collection of the Accounts. At any time after the occurrence and during the continuation of an Event of Default, Collateral Agent shall have the right to, or upon the request of Collateral Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of Collateral Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of Collateral Agent) under arrangements in form and substance satisfactory to Collateral Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to Collateral Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor shall promptly deliver such Proceeds to Collateral Agent, for the ratable benefit of the Secured Parties to the extent provided in the Intercreditor Agreement, with any necessary endorsements. Until such Proceeds are delivered to Collateral Agent, such Proceeds shall be held in trust by such Debtor for the benefit of Collateral Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Collateral received by Collateral Agent pursuant to this Section shall be applied to the Senior Secured Obligations in accordance with the Intercreditor Agreement.
     8.15 Preservation of Security Interest and Other Perfection. Each Debtor shall:
     (a) maintain the security interest created by this Agreement as a first priority perfected security interest (subject to Permitted Liens) and shall defend such security interest against claims and demands of all Persons whomsoever and give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest (and each Debtor authorizes Collateral Agent to file any such financing or continuation statement without the signature of each Debtor to the extent permitted by applicable law), including, without limitation, after the occurrence and during the continuance of an Event of Default, causing any or all of the Stock and Interests Collateral to be transferred of record into the name of Collateral Agent or its nominee (and Collateral Agent agrees that if any Stock and Interests Collateral is transferred into its name or the name of its nominee, Collateral Agent will thereafter promptly give to the respective Debtor copies of any notices and communications received by it with respect to the Stock and Interests Collateral) and if any amount payable under or in connection with any of the LLC Interests or Partnership Interests shall be or become evidenced by any certificate or Instrument, such certificate or Instrument shall be immediately delivered to Collateral Agent, duly endorsed in a manner satisfactory to Collateral Agent or accompanied by transfer powers duly executed in blank, to be held as Collateral pursuant to this Agreement;
     (b) furnish to Collateral Agent upon its request statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as Collateral Agent may reasonably request, all in reasonable detail;
     (c) promptly upon request of Collateral Agent, following receipt by Collateral Agent of any statements, schedules or reports pursuant to clause (b) above, modify this Agreement by amending Schedules 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement; and
     (d) upon the occurrence and during the continuance of any Event of Default, permit representatives of Collateral Agent to be present at such Debtor’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Debtor with respect to the Collateral, all in such manner as Collateral Agent may require.
     8.16 Special Provisions Relating to Certain Collateral.
     (a) Pledged Shares and Pledged Obligations.
     (i) The Debtors will cause the Pledged Stock to constitute at all times, with respect to (x) any Issuer other than a Foreign Subsidiary, all of shares of each class of capital stock of each such Issuer then owned by any Debtor and (y) any Foreign Subsidiary, such amount of the shares of capital stock of each such Issuer as will not (subject to the definition of “Pledged Stock” in Section 1 hereof) result in greater than 66% of the total combined voting power of all classes of capital stock of any such Issuer.
     (ii) In addition to all powers granted to Collateral Agent pursuant to Section 9.1 hereof, so long as no Event of Default shall have occurred and be continuing,

the Debtors shall have the right to exercise all voting, consensual, partnership, managerial and membership rights and powers and other powers of ownership pertaining to the Pledged Shares (collectively, the “Voting Rights”) for all purposes not inconsistent with the terms of this Agreement, the other Financing Documents or any other instrument or agreement referred to herein or therein; provided, however, that each Debtor agrees that no vote shall be cast or membership or partnership right exercised or other action taken which, in Collateral Agent’s reasonable judgment, would materially impair the Pledged Shares (other than pursuant to a transaction expressly permitted under the Credit Agreement, the Note Agreements and the Term Loan Agreement) or which would be inconsistent with or result in any violation of any provision of any of this Agreement or any other Financing Document. Collateral Agent shall execute and deliver to the Debtors or cause to be executed and delivered to the Debtors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Debtors may reasonably request for the purpose of enabling the Debtors to exercise the Voting Rights that they are entitled to exercise pursuant to this Section 8.16. Upon the occurrence and during the continuance of an Event of Default, at Collateral Agent’s option and following written notice from Collateral Agent to the Debtors (such written notice to be effective immediately upon the giving thereof as provided below) all rights of the Debtors to exercise the Voting Rights they are entitled to exercise pursuant to this Section 8.16, and the obligations of Collateral Agent under this Section 8.16, shall cease, and all such Voting Rights shall thereupon become vested in Collateral Agent, which shall have the sole and exclusive right and authority to exercise such Voting Rights, including, without limitation, the right to act by shareholder, partner, member or other interestholder consent. Such authorization shall constitute an irrevocable voting proxy from each Debtor to Collateral Agent or, at Collateral Agent’s option, to Collateral Agent’s nominee.
     (iii) Subject to the provisions of Section 9 hereof, if any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Collateral Agent or any Secured Party exercises any available right to declare any Senior Secured Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Note Agreements, the Term Loan Agreement, or any other agreement relating to such Senior Secured Obligations, all dividends and other distributions on the Pledged Shares shall be paid directly to Collateral Agent and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if Collateral Agent shall so request in writing, the Debtors jointly and severally agree to execute and deliver to Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end.
     (iv) So long as no Event of Default has occurred, and to the extent not prohibited by the Financing Documents, each Debtor shall be entitled to receive and retain principal and interest payments, if any, paid on the Pledged Obligations.
     (v) Each Debtor hereby represents and warrants that it has made its own arrangements for keeping informed of changes or potential change affecting the Pledged Shares and the Pledged Obligations (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Pledged Shares), and each Debtor agrees that Collateral

Agent shall have no responsibility or liability for informing such Debtor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.
     (vi) Collateral Agent may, upon the occurrence and during the continuation of an Event of Default, without notice and at its option, transfer or register the Pledged Shares and the Pledged Obligations or any part thereof, into its or its nominee’s name, or endorse any of the Pledged Obligations for negotiation, without any indication that such Collateral is subject to the security interest hereunder.
     (vii) No LLC or Partnership shall amend or modify or permit any amendment or modification of the terms of any LLC Interest or Partnership Interest to provide that any such LLC Interest or Partnership Interest is a security governed by Article 8 of the Uniform Commercial Code as in effect in any state.
     (b) Intellectual Property.
     (i) For the purpose of enabling Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Sections 9 and 10 hereof at such time as Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Debtor hereby grants to Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.
     (ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 7.02 of the Credit Agreement and any other provision in the Note Agreements and the Term Loan Agreement or any other agreement relating to the Senior Secured Obligations that limit the right of the Debtors to dispose of their respective property, so long as no Event of Default shall have occurred and be continuing, the Debtors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Debtors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing Collateral Agent shall from time to time, upon the request of the respective Debtor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Debtor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Senior Secured Obligations and cancellation or termination of the Aggregate Commitments or earlier expiration of this Agreement or release of the Collateral, Collateral Agent shall grant back to the Debtors the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 9 or Section 10 hereof by Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Debtors in accordance with the first sentence of this clause (ii).
     (c) Motor Vehicles. Each Debtor shall, upon the request of Collateral Agent, deliver to Collateral Agent originals of the certificates of title or ownership for the Motor Vehicles and any other Equipment covered by certificates of title or ownership, owned by it with Collateral Agent listed as lienholder.
     (d) Deposit Accounts, Commodity Accounts, Securities Accounts and Letter-of-Credit Rights. No Debtor shall establish or maintain any (i) Deposit Account or similar bank account not listed on Schedule 10, (ii) Commodity Account not listed on Schedule 11, or (iii) Securities Account not listed on Schedule 12, unless Collateral Agent receives prior written notice thereof, and such Debtor executes and delivers to Collateral Agent assignments of such account in such form as Collateral Agent may request, the bank, Commodity Intermediary, or Securities Intermediary, as appropriate, in which such account will be maintained delivers to Collateral Agent acknowledgments of the assignment of such account in form and substance satisfactory to Collateral Agent, and takes all actions necessary to establish in Collateral Agent control (as that term is defined in the UCC) with respect to such Deposit Account, Commodity Account, or Securities Account. No Debtor shall obtain or maintain any interest in any Commodity Contract other than Commodity Contracts held in and subject to a Commodity Account described in Schedule 11 with respect to which such Debtor has complied with this Section 8.16(d). No Debtor shall obtain or maintain any interest in any Securities Entitlement other than Securities Entitlements held in and subject to a Securities Account described on Schedule 12 with respect to which Debtor has complied with this Section 8.16(d).
     (e) As-Extracted Collateral. Each Debtor shall, upon the request of Collateral Agent, deliver to Collateral Agent, all documentation necessary for the Collateral Agent to perfect its Lien in As-Extracted Collateral.
     8.17 Fraudulent Conveyances. Notwithstanding any contrary provision, each Debtor agrees that if, but for the application of this paragraph, any of the Senior Secured Obligations or Collateral Agent’s security interest would constitute a preferential transfer under 11 U.S.C. § 547, a fraudulent conveyance under 11 U.S.C. § 548, or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar laws in effect from time to time (each a “fraudulent conveyance”), then the Senior Secured Obligations and such security interest remains enforceable to the maximum extent possible without causing any of the Senior Secured Obligations or the security interest to be a fraudulent conveyance, and this Agreement is automatically amended to carry out the intent of this paragraph.
SECTION 9
RIGHTS OF COLLATERAL AGENT
     9.1 POWER OF ATTORNEY. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS COLLATERAL AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND

AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE ANY AND ALL ACTION AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH COLLATERAL AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH DEBTOR HEREBY GIVES COLLATERAL AGENT THE POWER AND RIGHT ON BEHALF OF SUCH DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN), BUT WITHOUT NOTICE TO OR THE CONSENT OF SUCH DEBTOR:
     (a) to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;
     (b) to pay or discharge taxes or Liens levied or placed on the Collateral;
     (c) to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by Collateral Agent and to receive, open, and dispose of mail addressed to any Debtor;
     (d) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Collateral Agent or as Collateral Agent shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against any Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Collateral Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Collateral Agent may determine (which may be done before or after the occurrence of an Event of Default); (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral (which may be done before or after the occurrence of an Event of Default); (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; (K) to sign any document which may be required by applicable law or by the United States Patent and Trademark Office or any equivalent government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Patent and Trademark and associated goodwill, and record the same; (L) to sign any document which may be required by applicable law or by the United States Copyright Office, the United States Library of Congress or any equivalent government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right title and interest in each Copyright, and record the same; and (M) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent’s option and the Debtors’ expense, at any time, or from time to time, all acts and things which Collateral Agent deems necessary to protect, preserve, or realize upon the Collateral and Collateral Agent’s security interest therein.
     This power of attorney is a power coupled with an interest and shall be irrevocable. Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Collateral Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Collateral Agent solely to protect, preserve, and realize upon its security interest in the Collateral. Collateral Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.
     9.2 Certain Covenants and Rights Regarding the Collateral.
     (a) After the occurrence and during the continuance of an Event of Default, each Debtor shall from time to time at the request of Collateral Agent furnish Collateral Agent with a schedule of each Account included in the Collateral and a list of all those liable on checks, notes, drafts, and other Instruments representing the Proceeds of such Accounts. Collateral Agent shall have the right to make test verifications of the Collateral. If any part of the Collateral is or becomes subject to the Federal Assignment of Claims Act, each Debtor whose Collateral has been affected thereby will, at the request of Collateral Agent, execute all instruments and take all steps required by Collateral Agent to comply with that act. If any part of the Collateral is evidenced by chattel paper, or by one or more promissory notes, trade acceptances or other Instruments, each Debtor will, at the request of Collateral Agent, immediately deliver them to Collateral Agent, after the occurrence and during the continuance of an Event of Default, appropriately endorsed to the order of Collateral Agent, and regardless of the form of endorsement, such Debtor waives presentment, demand, notice of dishonor, protest, and notice of protest.
     (b) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered, or questioned, or if any legal proceedings are instituted with respect thereto, each Debtor will give prompt written notice thereof to Collateral Agent and, at such Debtors’ own cost and expense, will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Collateral Agent (whether or not named as a party to the legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests, and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Debtors and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.
     (c) Upon the occurrence of an Event of Default and at any time thereafter, Collateral Agent is authorized to take possession of the Collateral and of all books, records and accounts relating thereto, and to exercise without interference from the Debtors any and all rights which any such Debtor has with respect to the management, possession, protection, or preservation of the Collateral. If necessary to obtain the possession provided for above, Collateral Agent may invoke any and all legal remedies to dispossess any such Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Collateral Agent pursuant to this Section, Collateral Agent shall not be liable for any loss sustained by any Debtor resulting from any act or omission of Collateral Agent unless such loss is caused by the willful misconduct and bad faith of Collateral Agent, nor shall Collateral Agent be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof, or under or by reason of this Agreement or exercise of rights or remedies hereunder.
     (d) At any time after the occurrence of an Event of Default and during its continuation, Collateral Agent may notify the account debtors or obligors of any Accounts, Instruments, or other evidences of indebtedness included in the Collateral to pay Collateral Agent directly. Until Collateral Agent elects to exercise these rights, each Debtor is authorized to collect and enforce such Accounts, Instruments, and other evidences of indebtedness. The costs of collection and enforcement, including attorneys’ fees and expenses, shall be borne solely by the Debtors whether incurred by Collateral Agent or the Debtors.
     9.3 Performance by Collateral Agent. If any of the Debtors fails to perform or comply with any of its obligations or agreements contained herein, Collateral Agent itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement, and the expenses of Collateral Agent, together with interest thereon at the Maximum Rate, shall be payable by the Debtors to Collateral Agent on demand and shall constitute Senior Secured Obligations secured by this Agreement. Collateral Agent, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Notwithstanding the foregoing, it is expressly agreed that Collateral Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.
     9.4 Subrogation. If any of the Senior Secured Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, the Secured Parties shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     9.5 Collateral Agent’s Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Collateral Agent hereunder, Collateral Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Collateral Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Collateral Agent takes such action, for purposes of preserving rights in the Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by Collateral Agent in complying with any such request by any Debtor, and no refusal by Collateral Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.
     9.6 Assignment by Collateral Agent. The Secured Parties may from time to time assign the Senior Secured Obligations and any portion thereof and/or the Collateral and any portion thereof in accordance with the applicable provisions of the Credit Agreement, the Note Agreements, the Term Loan Agreement and the Intercreditor Agreement, and the assignee shall be entitled to all of the rights and remedies of such Person under this Agreement in relation thereto.
SECTION 10
DEFAULT
     10.1 Rights and Remedies. Upon the occurrence of an Event of Default, Collateral Agent shall have the following rights and remedies:
     (a) In addition to all other rights and remedies granted to Collateral Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Senior Secured Obligations or any part thereof or by applicable law, Collateral Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, Collateral Agent may (A) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Collateral Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Collateral Agent’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Collateral Agent may deem commercially reasonable. Each Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of Collateral Agent, each Debtor shall assemble the Collateral and make it available to Collateral Agent at any place designated by Collateral Agent that is reasonably convenient to such Debtor and

Collateral Agent. Each Debtor agrees that Collateral Agent shall not be obligated to give more than ten days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Collateral Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement of the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys’ fees, legal expenses, and all other costs and expenses incurred by any Secured Party in connection with the collection of the Senior Secured Obligations and the enforcement of Collateral Agent’s rights under this Agreement. The Debtors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Senior Secured Obligations in full. Each Debtor waives all rights of marshalling in respect of the Collateral.
     (b) Collateral Agent may cause any or all of the Collateral held by it to be transferred into the name of Collateral Agent or the name or names of Collateral Agent’s nominee or nominees.
     (c) Collateral Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.
     (d) On any sale of the Collateral, Collateral Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Collateral Agent’s counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Tribunal.
     10.2 Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 10.1 hereof, as well as any Collateral consisting of cash, shall be applied by Collateral Agent as provided in the Intercreditor Agreement. Upon any sale of the Collateral by Collateral Agent (including, without limitation, a sale pursuant to the UCC or under a judicial proceeding), the receipt of Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
     10.3 Disclaimer of Warranties. Debtor agrees that any disclaimer of warranties in a foreclosure sale of any or all of the Collateral will not render the sale commercially unreasonable.
     10.4 Non-cash Proceeds. Debtor agrees that Collateral Agent shall be under no obligation to accept any non-cash proceeds unless failure to do so would be commercially unreasonable. If Collateral Agent agrees in its sole discretion to accept non-cash proceeds,

Collateral Agent may ascribe any reasonable value to such proceeds. Collateral Agent may apply any discount factor in determining the present value of proceeds to be received in the future.
     10.5 Irrevocable Authorization and Instruction to Issuers, LLCs and Partnerships. Each of the Debtors hereby authorizes and instructs each Issuer, LLC and Partnership to comply with any instruction received by it from Collateral Agent in writing that states that an Event of Default has occurred and is continuing, without any other or further instructions from such Debtor, and such Debtor agrees that each Issuer, LLC and Partnership shall be fully protected in so complying.
SECTION 11
MISCELLANEOUS
     11.1 No Waiver; Cumulative Remedies. No failure on the part of Collateral Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.
     11.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtors, the Secured Parties, and their respective heirs, successors, and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of Collateral Agent. The provisions of this Agreement shall apply to each Debtor, individually and collectively.
     11.3 AMENDMENT; ENTIRE AGREEMENT; CONTROLLING AGREEMENT. THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.
     11.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.
     11.5 Governing Law; Jurisdiction; Venue.
     (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; EXCEPT THAT THE RIGHTS, DUTIES AND OBLIGATIONS OF THE COLLATERAL AGENT HEREUNDER AS AN AGENT FOR THE SECURED PARTIES SHALL INITIALLY BE GOVERNED BY THE LAW OF THE STATE OF TEXAS AND THEREAFTER, WITH RESPECT TO ANY SUCCESSOR COLLATERAL AGENT, BY THE LAW OF THE STATE IN WHICH SUCH SUCCESSOR COLLATERAL AGENT HAS ITS PRINCIPAL PLACE OF BUSINESS.
     (b) SUBMISSION TO JURISDICTION. EACH DEBTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH DEBTOR HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH DEBTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.4 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE SENIOR SECURED OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR OR WITH RESPECT TO ANY OF THE COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION.
     (c) WAIVER OF VENUE. EACH DEBTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST

EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
     11.6 Waiver of Jury Trial. EACH DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH DEBTOR HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     11.7 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
     11.8 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by any Secured Party shall affect the representations and warranties of any Debtor herein or the right of the Secured Parties to rely upon them.
     11.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     11.10 Waiver of Bond. In the event Collateral Agent seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.
     11.11 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     11.12 Construction. Each Debtor and Collateral Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and Collateral Agent.

     11.13 Obligation Absolute. The obligations of each Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Senior Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Senior Secured Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Senior Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Senior Secured Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Senior Secured Obligations.
     11.14 Collateral Agent Not a Member or Partner. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to Collateral Agent or any Secured Party any of the obligations of a partner of a Partnership or a member or manager of any LLC or (b) to constitute Collateral Agent or any Secured Party a partner of a Partnership or a member or manager of any LLC.
     11.15 Release of Security Interest. At such time as all of Senior Secured Obligations have been indefeasibly paid and performed in full and no Secured Party shall have any commitment or obligations to make advances, lend or otherwise extend credit under any Facility, and all Letters of Credit have expired or terminated, Collateral Agent shall release the security interest granted hereby.
     11.16 Payment of Fees and Expenses. The Debtors shall pay (i) all expenses incurred by Collateral Agent and its Affiliates, including the fees, charges and disbursements of counsel for Collateral Agent, in connection with this Agreement and the Collateral, the preparation and administration of this Agreement, the other Financing Documents, the Intercreditor Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all expenses incurred by Collateral Agent, including the fees, charges and disbursements of any counsel for Collateral Agent in connection with the enforcement or protection of its rights in connection with this Agreement, the other Financing Documents and the Intercreditor Agreement, in connection with the Collateral or the Senior Secured Obligations, including all such expenses incurred during any workout, restructuring or negotiations in respect of such Senior Secured Obligations, (iii) all transfer, stamp, documentary, or other similar taxes, assessments or charges levied by any Tribunal in respect of this Agreement or any of the other Financing Documents, (iv) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (v) all other costs and expenses incurred by Collateral Agent in connection with this Agreement, any other Financing Document, the Intercreditor Agreement or the Collateral, including without limitation costs, fees, expenses and other charges incurred in connection with performing or obtaining any audit or appraisal, after the occurrence and during the continuance of an Event of Default, in respect of the Collateral or for any filing fees, recording costs and lien searches.
     11.17 Additional Debtors. Any Person who was not a “Debtor” under this Agreement at the time of initial execution hereof shall become a “Debtor” hereunder if required pursuant to the terms of any Financing Document by executing and delivering to the Collateral Agent a Security Agreement Joinder in the form attached hereto as Exhibit A (each, a “Joinder”). Such Person shall also deliver such items to the Collateral Agent in connection with the execution of such Joinder as required by the terms of any Financing Document. Any such Person shall thereafter be deemed a “Debtor” for all purposes under this Agreement.
[Remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:

SPARTECH CORPORATION

By:

Address:	120 South Central
Clayton, Missouri 63105
Fax No.:	314-721-1543
Phone No.:	314-721-4242
Email:	randy.martin@spartech.com
Attn:	Randy C. Martin

Organizational Identification Number: 0676806

ATLAS ALCHEM PLASTICS, INC.
ALCHEM PLASTICS CORPORATION
ALCHEM PLASTICS, INC.
SPARTECH PLASTICS, LLC
By:	Spartech Corporation, its sole member
POLYMER EXTRUDED PRODUCTS, INC.
SPARTECH POLYCAST, INC.
SPARTECH TOWNSEND, INC.
SPARTECH INDUSTRIES FLORIDA, INC.
SPARTECH POLYCOM, INC.
FRANKLIN-BURLINGTON PLASTICS, INC.
SPARTECH INDUSTRIES, INC.
ANJAC-DORON PLASTICS, INC.
SPARTECH CMD, LLC
By:	Spartech Corporation, its sole member
SPARTECH FCD, LLC
By:	Polymer Extruded Products, Inc., its sole member
SPARTECH SPD, LLC
By:	Spartech Corporation, its sole member
SPARTECH MEXICO HOLDING COMPANY
SPARTECH MEXICO HOLDING COMPANY TWO
SPARTECH MEXICO HOLDINGS, LLC
By:	Spartech Mexico Holding Company, its sole member
CREATIVE FORMING, INC.
SPARTECH POLYCOM (TEXAS), INC.
ALSHIN TIRE CORPORATION
X-CORE, LLC
By:	Spartech Industries, Inc., its sole member
PEPAC HOLDINGS, INC.

By:
Randy C. Martin
Vice President for all of the above

Address:	c/o Spartech Corporation
120 South Central
Clayton, Missouri 63105
Fax No.:	314-721-1543
Phone No.:	314-721-4242
Email:	randy.martin@spartech.com
Attn:	Randy C. Martin

COLLATERAL AGENT: BANK OF AMERICA, N.A., as Collateral Agent
By:
	Name:	Ronaldo Naval
	Title:	Vice President

Address:	Bank of America, N.A.
Agency Management
901 Main Street
Dallas, TX 75202
Mail Code TX1-492-14-11

Fax No.:	(877) 511-6124
Phone No.:	(214) 209-1162
Attn.:	Ronaldo Naval

with a copy to:

Address:	Bank of America, N.A.
as Collateral Agent
901 Main Street
Dallas, Texas 75202
Mail Code TX1-492-14-06

Fax No.:	(214) 290-9459
Phone No.:	(214) 209- 9256
Attn.:	Ida Jones

SCHEDULE 1
PLEDGED SHARES

NUMBER OF SHARES
SUBSIDIARY	ISSUED
Atlas Alchem Plastics, Inc.	1,000
Alchem Plastics Corporation	1,000
Alchem Plastics, Inc.	1,000
Spartech Plastics, LLC	Not Certificated
Polymer Extruded Products, Inc.	100
Spartech Polycast, Inc.	100
Spartech Townsend, Inc.	100
Spartech Industries Florida, Inc.	100
Spartech Polycom, Inc.	9,785
Franklin-Burlington Plastics, Inc.	100
Spartech Industries, Inc.	100
Anjac-Doron Plastics, Inc.	100
Spartech CMD, LLC	Not Certificated
Spartech FCD, LLC	Not Certificated
Spartech SPD, LLC	Not Certificated
Spartech Mexico Holding Company	1,000
Spartech Mexico Holding Company Two	1,000
Spartech Mexico Holdings, LLC	Not Certificated
Creating Forming, Inc.	893,240
Spartech Polycom (Texas), Inc.	1,111.64
Alshin Tire Corporation	45
X-Core, LLC	Not Certificated
PEPAC Holdings, Inc.	1,880.1701

SCHEDULE 2
SPARTECH CORPORATION
COPYRIGHT REGISTRATIONS

Registration
Title	Country	No.	Recorded Owner
ATLANTIS—CANYON ROCK	U.S.A.	VA0001327679	Spartech FCD, LLC
COLLECTION

MEDICAL PACKAGING	U.S.A.	TX0003848959	Creative Forming, Inc.
DESIGN AND MATERIAL SELECTION

ALECTRON CORPORATION,	U.S.A.	TX0001089633	Alectron Corporation
MOST POPULAR ELECTRONIC COMPONENTS FOR O E M, R & D, M R O, AND PARTS STOCKROOMS

SCHEDULE 3
SPARTECH CORPORATION
U.S. AND FOREIGN
PATENTS and PUBLISHED PATENT APPLICATIONS
U.S. PATENTS

			Issue	Current USPTO
Patent No.	Title	Country	Date	Assignee	Notes
Design 499,963	SECURE LOCKING	US	12/21/2004	CREATIVE
	CONTAINER			FORMING, INC.
Design 409,485	BERRY BOX	US	5/11/1999	CREATIVE
FORMING, INC.
6,913,249	FENCE	US	7/5/2005		Not currently
assigned
6,688,487	LOCKING CUP AND LID	US	2/10/2004	COCA-COLA COMPANY	Per current
	WITH NEGATIVE DRAFT				assignment
SEALING SURFACES
6,666,526	MOLDED WHEEL	US	12/23/2003	SPARTECH CORPORATION	Not currently
	ASSEMBLY				assigned
6,508,518	HUBCAP LOCKING	US	1/21/2003		Not currently
	DEVICE				assigned
5,972,520	HIGH GLOSS HIGH	US	10/26/1999	UVTEC, INC.
IMPACT TPO
COEXTRUSION AND
METHOD OF MAKING
5,902,018	HUBCAP LOCKING	US	5/11/1999	SPARTECH
	DEVICE			INDUSTRIES, INC.
5,865,915	BI-DIRECTIONAL	US	2/2/1999	SPARTECH
	ANTI-SLIP DRIVE			INDUSTRIES, INC.
WHEEL ASSEMBLY
5,415,463	INJECTION MOLDED	US	5/16/1995	X-CORE, LLC
PLASTIC BICYCLE
WHEEL
5,184,874	INJECTION MOLDED	US	2/9/1993	FASTCORE LLC
PLASTIC BICYCLE
WHEEL

U.S. PUBLISHED PATENT APPLICATIONS

Current
Published Patent			Filing	Publication	USPTO
Application No.	Title	Country	Date	Date	Assignee	Notes
US 2007/210287	TRANSPARENT PLASTIC	US	4/27/2007	9/13/2007	SPARTECH CORPORATION
ARTICLES HAVING
CONTROLLED SOLAR
(Application No.	ENERGY TRANSMITTANCE
11/796,314)	PROPERTIES AND
METHODS OF MAKING
US 2007/210286	TRANSPARENT PLASTIC	US	3/8/2006	9/13/2007	SPARTECH CORPORATION
ARTICLES HAVING
CONTROLLED SOLAR
(Application No.	ENERGY TRANSMITTANCE
11/370,613)	PROPERTIES AND
METHODS OF MAKING
US 2007/205206	SNAP LOCK CONTAINER	US	2/16/2007	9/6/2007	SPARTECH CORPORATION
WITH LID ROTATION
TAB
(Application No.
11/707,299)
US 2006/060578	SECURE LOCKING	US	9/3/2004	3/23/2006	CREATIVE FORMING INC.
CONTAINER
(Application No.
11/934,341)

FOREIGN PATENTS AND PUBLISHED PATENT APPLICATIONS

Application			Application	Patent
Number	Title	Country	Date	Number	Grant Date
2387428	FENCE	Canada	5/24/2002	2387428	10/2/2007
2155025	INJECTION MOLDED	Canada	1/29/1993	2155025	11/23/2004
	PLASTIC BICYCLE WHEEL
71778/94	INJECTION MOLDED	Australia	6/23/1994	699533	12/3/1998
	PLASTIC BICYCLE WHEEL
36567/93	INJECTION MOLDED	Australia	1/29/1993	693419	7/2/1998
	PLASTIC BICYCLE WHEEL
249637	INJECTION MOLDED	New	1/29/1993	249637	9/8/1998
	PLASTIC BICYCLE	Zealand
	WHEEL
1988/000010117	POLYMERIC	Mexico	1/13/1988	167530	3/29/1993
	MULTILAYER SHEET SUITABLE FOR THE MANUFACTURE OF MICROWAVABLE CONTAINERS
MX/f/2008/001275	SALAD KIT	Mexico	6/2/2008
PCT/US08/61584	TRANSPARENT PLASTIC	Patent	4/25/2008
	ARTICLES HAVING	Cooperation
	CONTROLLED SOLAR	Treaty
	ENERGY TRANSMITTANCE PROPERTIES AND METHODS OF MAKING
93905777.4	METHOD FOR	Austria	1/29/1993	680414	10/24/2001
(EPO designated)	MANUFACTURE OF A PLASTIC BICYCLE WHEEL BY INJECTION MOLDING
93905777.4	INJECTED MOLDED	Belgium	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTION MOLDED	Denmark	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	METHOD FOR	European	1/29/1993	680414	10/24/2001
	MANUFACTURE OF A	Patent
	PLASTIC BICYCLE	Convention
	WHEEL BY INJECTION MOLDING
93905777.4	INJECTED MOLDED	France	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTION MOLDED	Germany	1/29/1993	69331015	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Great	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE	Britain
	WHEEL
93905777.4	INJECTION MOLDED	Greece	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Ireland	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Italy	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Luxembourg	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL

Application			Application	Patent
Number	Title	Country	Date	Number	Grant Date
93905777.4	INJECTED MOLDED	Monaco	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Netherland	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Portugal	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Spain	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Sweden	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL
93905777.4	INJECTED MOLDED	Switzerland	1/29/1993	680414	10/24/2001
(EPO designated)	PLASTIC BICYCLE WHEEL

SCHEDULE 4
SPARTECH CORPORATION
U.S. AND FOREIGN TRADEMARKS

		Registratio
Trademark	Country	n/Serial No.	Recorded Owner
ROYALEX	U.S.A.	687,423	Alchem Plastics
			Corporation
ROYALITE	U.S.A.	785,416	Alchem Plastics
			Corporation
SPECTRUM	U.S.A.	1,774,236	Alchem Plastics
			Corporation
ROYALON	Argentina	1,845,177	Alchem Plastics
			Corporation
ROYALITE	Australia	A211,171	Alchem Plastics
			Corporation
ROYALITE	Benelux	552,877	Alchem Plastics
			Corporation
ROYALITE	Benelux	69,345	Alchem Plastics
			Corporation
ROYALITE	Brazil	4023900	Alchem Plastics
			Corporation
ROYALEX	Canada	TMA149,150	Alchem Plastics
			Corporation
ROYALITE	Colombia	177,021	Alchem Plastics
			Corporation
ROYALITE	Costa Rica	32,134	Alchem Plastics
			Corporation
ROYALEX	Denmark	VR00851/1970	Alchem Plastics
			Corporation
ROYALEX	France	1,597,515	Alchem Plastics
			Corporation

		Registratio
Trademark	Country	n/Serial No.	Recorded Owner
ROYALITE	France	1,262,554	Alchem Plastics
			Corporation
ROYALITE	Germany	835,798	Alchem Plastics
			Corporation
ROYALITE	Germany	DD640,625	Alchem Plastics
			Corporation
ROYALITE	Great Britain	784,557	Alchem Plastics
			Corporation
ROYALITE	Great Britain	916,989	Alchem Plastics
			Corporation
ROYALITE Logo	Great Britain	932,742	Alchem Plastics
			Corporation
ROYALITE	India	209,111	Alchem Plastics
			Corporation
ROYALEX	Ireland	070,978	Alchem Plastics
			Corporation
ROYALITE	Italy	882,334	Alchem Plastics
			Corporation
ROYALEX	Japan	2,275,027	Alchem Plastics
			Corporation
ROYALITE	Japan	2,055,831	Alchem Plastics
			Corporation
ROYALITE in Katakana	Japan	2,235,674	Alchem Plastics
			Corporation
ROYALITE	Mexico	360,977	Alchem Plastics
			Corporation
ROYALITE	New Zealand	70,899	Alchem Plastics
			Corporation

		Registratio
Trademark	Country	n/Serial No.	Recorded Owner
ROYALEX	Norway	74,668	Alchem Plastics
			Corporation
ROYALITE	Poland	53,320	Alchem Plastics
			Corporation
ROYALITE	Russian Federation	138,999	Alchem Plastics
			Corporation
ROYALITE	South Africa	59/2509	Alchem Plastics
			Corporation
ROYALITE	Spain	402,502	Alchem Plastics
			Corporation
ROYALITE	Switzerland	P298862	Alchem Plastics
			Corporation
CRYLEX	U.S.A.	1,009,937	Atlas Alchem Plastics, Inc.
Arrowhead Design	U.S.A.	1,531,975	Atlas Alchem Plastics, Inc.

SOLAREX	U.S.A.	1,988,579	Atlas Alchem Plastics, Inc.
SPARTECH MILLENNIUM	U.S.A.	2,591,813	Atlas Alchem Plastics, Inc.
THREE III EXTRUDED
ABA PLASTIC ALLOY (AND DESIGN)

		Registratio
Trademark	Country	n/Serial No.	Recorded Owner
CRYLEX	Canada	TMA224,026	Atlas Plastics Corporation
CRYLEX-T	Canada	TMA224,102	Atlas Plastics Corporation
STA-TUF	Canada	TMA263,602	Atlas Plastics Corporation
ALPHATEC EXTRUSION	U.S.A.	2,305,631	Creative Forming, Inc.
CREATIVE FORMING	U.S.A.	1,741,267	Creative Forming, Inc.
CREATIVE FORMING	U.S.A	3,011,460	Creative Forming, Inc.
SNAP-LOCK
IDEAS FORMED FOR	U.S.A.	1,729,301	Creative Forming, Inc.
TOMORROW
KORAD	U.S.A.	822,613	Polymer Extruded
			Products, Inc.
KORAD	Australia	A208928	Polymer Extruded
			Products, Inc.
KORAD	Benelux	062853	Polymer Extruded
			Products, Inc.
KORAD	Canada	154,214	Polymer Extruded
			Products, Inc.
KORAD	Denmark	VR 03.360 1968	Polymer Extruded Products, Inc.
KORAD	Finland	52542	Polymer Extruded
			Products, Inc.
KORAD	France	1,396,188	Polymer Extruded
			Products, Inc.

		Registratio
Trademark	Country	n/Serial No.	Recorded Owner
KORAD	Germany	861403	Polymer Extruded
			Products, Inc.
KORAD	Great Britain	906,300	Polymer Extruded
			Products, Inc.
KORAD	Italy	333,866	Polymer Extruded
			Products, Inc.
KORAD	Japan	826,353	Polymer Extruded
			Products, Inc.
KORAD	New Zealand	83592	Polymer Extruded
			Products, Inc.
KORAD	Spain	529,936	Polymer Extruded
			Products, Inc.
KORAD	Sweden	121683	Polymer Extruded
			Products, Inc.
MICROFLUTE	Canada	TMA338,279	Spartech Canada, Inc.
PLASTICOR	Canada	TMA228,575	Spartech Canada, Inc.
QUICKCHAR	U.S.A.	2,786,816	Spartech Corporation
SPARTECH	U.S.A.	1,794,571	Spartech Corporation
SPARTECH	U.S.A.	1,800,768	Spartech Corporation
SPARTECH (AND	U.S.A.	1,793,321	Spartech Corporation
DESIGN)

		Registratio
Trademark	Country	n/Serial No.	Recorded Owner
SPARTECH (AND	U.S.A.	2,860,268	Spartech Corporation
DESIGN)

SUNGARD	U.S.A.	1,632,059	Spartech Corporation
SHOX	U.S.A.	3,392,925	Spartech Indusries, Inc.
ULTRATUF	U.S.A.	2,386,124	Spartech Plastics, Inc.
ULTROS	U.S.A.	1,900,613	Spartech Plastics, Inc.
LUSTRO	Indonesia	339,390	Spartech Plastics, Inc.
LUSTRO	Singapore	T94/03147C	Spartech Plastics, Inc.
VALIANT	U.S.A.	3,353,245	Spartech Plastics, LLC
VPI (Stylized)	U.S.A.	2,982,505	Spartech Plastics, LLC

POLYCAST	U.S.A.	706,293	Spartech Polycast, Inc.
SOLACRYL	U.S.A.	1,993,760	Spartech Polycast, Inc.
UVTEC	U.S.A.	2,238,825	UVTEC, L.P.
X-CORE (Stylized)	U.S.A.	2,245,834	X-Core, LLC

SCHEDULE 5
LICENSES AND USER AGREEMENTS
None.

SCHEDULE 6,
LOCATIONS OF COLLATERAL
Corporate Offices
120 S. Central Avenue, Suite 1700   Clayton, MO 63105
8251 Maryland Ave., Suite 104     Clayton, MO 63105
470 Johnson Road       Washington, PA 15301
Manufacturing Plants

297 Ferry St.	Newark	NJ	07105
300 South Litchfield Rd.	Goodyear	AZ	85338
14233 Gannet	La Mirada	CA	90638
14301 Gannet	La Mirada	CA	90638
70 Carlisle Pl.	Stamford	CT	06902
69 Southfield Ave	Stamford	CT	6902
2900 Murrell Rd.	Rockledge	FL	32956
10 Enterprise Blvd. S.W.	Atlanta	GA	30336
4400 Vandalia Rd.	Des Moines	IA	50327
2020 Greenwood St.	Evanston	IL	60201
1401 East Memorial Dr.	Muncie	IN	47302
4815 Woodside Dr.	Richmond	IN	47374
1851 N Fox Farm Rd.	Warsaw	IN	46581
3454 N. Detroit St.	Warsaw	IN	46580
1444 South Tyler Rd.	Wichita	KS	67209
601 Marvel Rd.	Salisbury	MD	21801
2011 Christian B. Haas Dr.	Saint Clair	MI	48079
480 Industrial Road	Mankato	MN	56001
4753 Nash Rd.	Cape Girardeau	MO	63702
2500 Spartech Dr	Cape Girardeau	MO	63701
735A North Eason Blvd.	Tupelo	MS	38804
215 South Newman St.	Hackensack	NJ	07601
113 Passaic Ave.	Kearny	NJ	07032
4921 IDA Park Dr.	Lockport	NY	14094
6012 Jaysville-St. Johns Rd.	Greenville	OH	45331
1050 Landsdowne Avenue	Greenville	OH	45331
925 West Gasser Rd.	Paulding	OH	45879
4150 Riverside Dr.	McMinnville	OR	97128
55 South Washington St.	Donora	PA	15033
79 East 8th St.	Donora	PA	15033
1141 108th St.	Arlington	TX	76011
840 N Great Southwest Parkway	Arlington	TX	76011
2917 Division St.	Manitowoc	WI	54220

N7660 Industrial Rd.	Portage	WI	53901
1325 Adams St.	Portage	WI	53901
1320 Adams Street	Portage	WI	53901
360 Range Line	Sheboygan Falls	WI	53085
430 Forest Ave.	Sheboygan Falls	WI	53085
Outside Warehouses

1251 N. Industrial Park Ave.	Nogales	AZ	85621
14239 Gannet St.	La Mirada	CA	90638
3151 Fruitland Ave.	Vernon	CA	90058
751 Enterprise Court	Melbourne	FL	32934
20 Enterprise Blvd. S.W.	Atlanta	GA	30336
4775 North Royal Atlanta Dr	Tucker	GA	30084
6515 Marbut Rd	Lithonia	GA	30084
7715 So. 78th Ave.	Bridgeview	IL	60455
1900 Greenwood St	Evanston	IL	60201
4820 Woodside Drive	Richmond	IN	47374
1120 Polk Drive	Warsaw	IN	46582
3454 N. Detroit St.	Warsaw	IN	46580
711 South Buffalo St.	Warsaw	IN	46582
1812 W. 2nd	Wichita	KS	67215
5755 S. Hover Rd., Bldg. 5	Wichita	KS	67215
1101 James E. Sudduth Pkwy.	Lake Charles	LA	70615
81 Central Ave.	Ayer	MA	01432
314 East Fourth St.	St. Clare	MI	48617
229 N. Broadview	Cape Girardeau	MO	63702
996 Belleville Turnpike	Kearny	NJ	07032
144-164 Blanchard	Newark	NJ	7105
400 Wall St	Paulding	OH	45879
1501 Gary Street	Bethlehem	PA	18018
470 Johnson Rd.	Washington	PA	15301
2560 West 5th North Street	Summerville	SC	29483
114 Pinnacle Dr	Springfield	TN	37172
1900 Billy Mitchell Bldg C, Ste B	Brownsville	TX	78521
1002 Fountain Parkway	Grand Pairie	TX	76051
1950 / 1905 Turning-Basin Dr.	Houston	TX	77029
Fm Road 1006/ PO. Box 1508	Orange	TX	77630
2525 N. Casaloma Dr.	Appleton	WI	54912
1125 Silver Lake Drive	Portage	WI	53901
100 Creative Way	Ripon	WI	54971
806 West Fond du Lac St.	Ripon	WI	54971
812 West Fond du Lac St.	Ripon	WI	54971
430 Forest Ave.	Sheboygan Falls	WI	53085
N5761 County Trk M	Sheboygan Falls	WI	53085
909 Townline Rd.	Tomah	WI	54660
514 N Great Southwest Parkway	Arlington	TX	76011

SCHEDULE 7
FILING OFFICES

COMPANY NAME	FILING JURISDICTION
Spartech Corporation	Delaware
Alchem Plastics Corporation	Georgia
Alchem Plastics, Inc.	Delaware
Atlas Alchem Plastics, Inc.	Delaware
Franklin-Burlington Plastics, Inc.	Delaware
Spartech Industries, Inc.	Delaware
Spartech Polycast, Inc.	Delaware
Spartech Polycom, Inc.	Pennsylvania
PEPAC Holdings, Inc.	Delaware
Polymer Extruded Products, Inc.	New Jersey
Spartech Townsend, Inc.	Delaware
Spartech Industries Florida, Inc.	Delaware
Anjac-Doran Plastics, Inc.	Delaware
Spartech Mexico Holding Company	Missouri
Spartech Mexico Holding Company Two	Missouri
Creative Forming, Inc.	Wisconsin
Spartech Polycom (Texas) Inc.	Delaware
Alshin Tire Corporation	California
X-Core, LLC	California
Spartech Plastics, LLC	Delaware
Spartech Mexico Holdings, LLC	Missouri
Spartech CMD, LLC	Delaware
Spartech FCD, LLC	Delaware
Spartech SPD, LLC	Delaware

SCHEDULE 8
BUSINESS LOCATIONS
PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE:
120 SOUTH CENTRAL
SUITE 1700
CLAYTON, MO 63105
(See Also Schedule 6)

SCHEDULE 9
TRADE NAMES
Spartech Corporation
Spartech Plastics
Spartech Packaging Technologies
Spartech Polycast
Spartech Polycom
Spartech Color
Spartech Calendared & Converted Products
Sparech PEP
Spartech Industries
Spartech Marine
Sparech Profiles
Sparech Townsend

SCHEDULE 10
DEPOSIT ACCOUNTS

Account Numbers
Bank of America	8666902794
901 Main Street, 7th Floor	8765017158
Dallas, TX 75202	8765060086
8765062122
8765201816
8765260085
8765302735
8765363168
8765500419
8765700215
8765815476
8765815495
8765815537
8765860223
8765862123
5042575268

Marshall & Iisley Bank	19515353
P.O. Box 2045
Milwaukee, WI 53201-2045

SCHEDULE 11
COMMODITY ACCOUNTS
None.

SCHEDULE 12
SECURITIES ACCOUNTS
None.

SCHEDULE 13
LETTERS OF CREDIT
None.

SCHEDULE 14
NECESSARY CONSENTS
None.

SCHEDULE 15
ORGANIZATIONAL IDENTIFICATION NUMBERS

NAME OF ENTITY	CHARTER NUMBER
Spartech Corporation	0676806
Alchem Plastics Corporation	J702390
Alchem Plastics, Inc	2045270
Atlas Alchem Plastics, Inc.	00773793
Franklin-Burlington Plastics, Inc.	2144587
Spartech Industries, Inc.	2655227
Spartech Polycast, Inc.	3166133
Spartech Polycom, Inc.	657281
PEPAC Holdings, Inc.	2863680
Polymer Extruded Products, Inc.	0100392836
Spartech Townsend, Inc.	3166134
Spartech Industries Florida, Inc.	3166136
Anjac-Doron Plastics, Inc.	0852968
Spartech Mexico Holding Company	00502364
Spartech Mexico Holding Company Two	00502366
Creative Forming, Inc.	1C12272
Spartech Polycom (Texas), Inc.	3113971
Alshin Tire Corporation	C1664143
X-Core, LLC	200023410014
Spartech Plastics, LLC	2079789
Spartech Mexico Holdings, LLC	LC0711222
Spartech CMD, LLC	3847853
Spartech SPD, LLC	3847851
Spartech FCD, LLC	3847859

EXHIBIT A
Joinder to Security Agreement
SECURITY AGREEMENT JOINDER
     This SECURITY AGREEMENT JOINDER (this “Joinder”) dated as of                     , 200___, to the Security Agreement dated as of September 10, 2008 (such agreement, together will all amendments and restatements and Joinders, the “Security Agreement”), among the initial signatories thereto and each other Person who from time to time thereafter became a party thereto pursuant to Section 11.17 thereof (each, individually, a “Debtor” and collectively, the “Debtors”), in favor of the Collateral Agent for the Secured Parties.
BACKGROUND.
     Capitalized terms not otherwise defined herein have the meaning specified in the Security Agreement. The Security Agreement provides that additional parties may become Debtors under the Security Agreement by execution and delivery of this form of Joinder. Pursuant to the provisions of Section 11.17 of the Security Agreement, the undersigned is becoming a Debtor under the Security Agreement. The undersigned desires to become a Debtor under the Security Agreement in order to induce the Secured Parties to make credit extensions and accommodations under the Financing Documents.
AGREEMENT.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Parties to make the credit extensions and other credit accommodations under the Financing Documents, the undersigned hereby agrees with Collateral Agent, as follows:
     1. Joinder. In accordance with the Security Agreement, the undersigned hereby becomes a Debtor under the Security Agreement with the same force and effect as if it were an original signatory thereto as a Debtor and the undersigned hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Debtor thereunder and (b) represents and warrants that the representations and warranties made by it as a Debtor thereunder are true and correct on and as of the date hereof. Each reference to a “Debtor” in the Security Agreement shall be deemed to include the undersigned.
     2. Assignment and Grant of Security Interest. As security for the Senior Secured Obligations, the undersigned Debtor, for value received, hereby pledges and grants to Collateral Agent, for the ratable benefit of the Secured Parties to the extent provided in the Security Agreement, a continuing security interest in the Collateral.
     3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in the Security Agreement.

     4. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.4 of the Security Agreement.
     5. Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.
     6. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement remains in full force and effect in accordance with its terms.
     7. Schedules. Schedules 1 through 15 to the Security Agreement shall be supplemented by the addition of Schedules 1 through 15 attached hereto as to the undersigned.
     8. Severability. If any provision of this Joinder is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Joinder and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.
     9. Counterparts. This Joinder may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.
     10. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER FINANCING DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By:

Print Name:

Print Title:

ACCEPTED BY:

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title: